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                                                                   EXHIBIT 10(D)

                              BANK ONE CORPORATION

                 Supplemental Executive Retirement Plan (SERP)
                 ---------------------------------------------


Effective Date
--------------

Effective January 1, 2000
(Amendment and restatement of BANK ONE CORPORATION Supplemental Executive Retirement Plan, effective January 1, 1998)

Coverage
--------
-  All Management Committee members as of January 1, 2000
-  Future participation approved by the OCN

Pay
---
-  Base + bonus + deferred  pay and bonus

Final Average Pay
-----------------
-  Highest 5 years out of the last 10 years

Service
-------
-  Same as qualified plan, but with prior service in some grandfathered cases

Formula
-------
- 2% x final average pay x Service to 30 years, less qualified plan benefits and other pension benefit sources

Normal Retirement
-----------------
-  Age 65 & 10 years service

Early Retirement
----------------
-  Reduced 6.67% per year from age 65
-  Unreduced after age 55 & 85 points

Non-Compete
-----------
-  No

Vesting
-------
-  Age 55 & 10 years service

Payment
-------
-  Annuities & lump sums